Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, James K. Brata, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Dawson Geophysical Company; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: May 1, 2023

/s/ James K. Brata
James K. Brata
Executive Vice President and Chief Financial Officer, Secretary, and Treasurer
(principal financial and accounting officer)